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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-1/A (File No. 333-108769) of our report dated February 17, 2004 relating to the financial statements included in this Form 10-K.

/s/Pannell Kerr Forster of Texas, P.C.

Houston, Texas
March 29, 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS